EXHIBIT 24.1


                               CONSENT OF COUNSEL




I hereby consent to the reference to me in the Prospectus constituting part of this Form SB-1 Post -Effective Amendment No. 4 to the Registration Statement for Innovative Financial Resources, Inc., under the caption "Legal Matters".





                                        /s/ CARL N. DUNCAN, ESQ.
                                        Carl N. Duncan, Esq.




Bethesda, Maryland
April 28, 2003